BUTLER NATIONAL CORPORATION 19920 W. 161st Street Olathe, Kansas 66062 NOTICE OF ANNUAL MEETING OF SHAREHOLDERS December 15, 2003
To the Shareholders of Butler National Corporation:

Notice is hereby given that the Annual Meeting of Shareholders of Butler National Corporation (the "Company") will be held at the Holiday Inn-Olathe, 1010 West 151st Street, Olathe, Kansas, on Tuesday, January 27, 2004, at 11:00 a.m., for the following purposes:

1. To elect five (5) directors to hold office until the next Annual Meeting of Shareholders or until their successors are elected.

2. To ratify the selection of Weaver & Martin, L.L.C. as auditors for the fiscal year ending April 30, 2004.

3. To consider and vote upon a proposal to approve amending the Bylaws of Butler National Corporation to require staggered election of the members of the Board of Directors of the Company.

4. To transact such other business as may properly come before the meeting or any adjournment or adjournments thereof.

The Board of Directors has fixed the close of business on December 2, 2003, as the record date for the determination of shareholders entitled to notice of and to vote at the meeting.
By Order of the Board of Directors, /s/ William A. Griffith WILLIAM A. GRIFFITH, Secretary
Olathe, Kansas December 15, 2003

TO ASSURE YOUR REPRESENTATION AT THE MEETING, PLEASE SIGN, DATE AND RETURN YOUR PROXY IN THE ENCLOSED ENVELOPE, WHETHER OR NOT YOU EXPECT TO ATTEND IN PERSON. SHAREHOLDERS WHO ATTEND THE MEETING MAY REVOKE THEIR PROXIES AND VOTE IN PERSON IF THEY DESIRE.

BUTLER NATIONAL CORPORATION 19920 W. 161st Street Olathe, Kansas 66062 PROXY STATEMENT

GENERAL

 This Proxy Statement is furnished to our shareholders in connection with the solicitation of proxies by our Board of Directors to be voted at the Annual Meeting of Shareholders to be held on January 27, 2004, or any adjournment or adjournments thereof. The cost of this solicitation will be borne by us, Butler National Corporation (the "Company"). In addition to solicitation by mail, our officers, directors and employees may solicit proxies by telephone, telegraph, or in person. We may also request banks and brokers to solicit their customers who have a beneficial interest in our Common Stock registered in the names of nominees and will reimburse such banks and brokers for their reasonable out-of-pocket expenses.

Any proxy may be revoked at any time before it is voted by written notice to the Secretary, by receipt of a proxy properly signed and dated subsequent to an earlier proxy, or by revocation of a written proxy by request in person at the Annual Meeting; but if not so revoked, the shares represented by such proxy will be voted. The mailing of this proxy statement to our shareholders commenced on or about December 18, 2003. Our corporate offices are located at 19920 W. 161st Street, Olathe, Kansas 66062 and our telephone number is (913) 780-9595.

We have outstanding only one class of Common Stock, par value $0.01 per share ("Common Stock"), of which 38,739,147 shares were issued, outstanding and entitled to vote at the Annual Meeting. Each share is entitled to one vote. Shareholders may not cumulate votes in the election of directors. Only shareholders of record at the close of business on December 2, 2003, will be entitled to vote at the meeting. The presence in person or by proxy of the holders of 35% of the shares of Common Stock entitled to vote at the Annual Meeting of Shareholders constitutes a quorum for the transaction of business. The shares represented by the enclosed proxy will be voted if the proxy is properly signed and received prior to the meeting.

VOTING

 Our Bylaws require that 35% of the votes of the shares of Common Stock issued, outstanding and entitled to vote at the Annual Meeting be present in person or represented by Proxy at the Annual Meeting in order to constitute a quorum for the transaction of business. Provided a quorum is present, the affirmative vote of (a) a plurality of the votes cast by the holders of our Common Stock present in person or represented by Proxy at the Annual Meeting and entitled to vote on the subject matter is required for the election of directors and for the approval of the actions described herein. Votes that are cast against the proposals are counted both for purposes of determining the presence or absence of a quorum for the transaction of business and for purposes of determining the total number of votes cast on a given proposal. Abstentions will be counted for purposes of determining both the presence or absence of a quorum for the transaction of business and the total number of votes cast on a given proposal, and therefore will have the same effect as a vote against a given proposal. Broker non-votes (i.e., a proxy card returned by a holder on behalf of its beneficial owner that is not voted on a particular matter because voting instructions have not been received and the broker has no discretionary authority to vote) will be counted as present or represented for purposes of determining the presence or absence of a quorum for the transaction of business but will not be counted for purposes of determining the number of votes cast with respect to a particular proposal for which authorization to vote was withheld. Accordingly, broker non-votes will not be considered as votes cast and thus will not affect the outcome of voting on a proposal.

SHAREHOLDER PROPOSALS

 The proxy rules of the Securities and Exchange Commission permit shareholders of a company, after timely notice to the company, to present proposals for shareholder action in the company's proxy statements where such proposals are consistent with applicable law, pertain to matters appropriate for shareholder action and are not properly omitted by company action in accordance with the proxy rules.

The Butler National Corporation 2004 Annual Meeting of Shareholders is expected to be held on or about October 5, 2004, and proxy materials in connection with that meeting are expected to be mailed on or about September 2, 2004. Shareholder proposals prepared in accordance with the proxy rules must be received by the Company on or before June 7, 2004.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

 The following table sets forth, with respect to our Common Stock (the only class of voting securities), the only persons known to be beneficial owners of more than five percent (5%) of any class of our voting securities as of July 11, 2003.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership (1)	Percent of Class
Clark D. Stewart 19920 West 161st Street Olathe, Kansas 66062	5,571,390(2)	14.2%
R. Warren Wagoner 19920 West 161st Street Olathe, Kansas 66062	4,463,983(3)	11.3%

(1) Unless otherwise indicated by footnote, nature of beneficial ownership of securities is direct, and beneficial ownership as shown in the table arises from sole voting power and sole investment power.

(2) Includes 2,700,000 shares, which may be acquired by Mr. Stewart pursuant to the exercise of stock options, which are exercisable.

(3) Includes 1,800,000 shares, which may be acquired by Mr. Wagoner pursuant to the exercise of stock options, which are exercisable.

The following table sets forth, with respect to our Common Stock (the only class of voting securities), (i) shares beneficially owned by all directors and named executive officers of Butler National Corporation, and (ii) total shares beneficially owned by directors and officers as a group, as of April 30, 2003.

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership (1)	Percent of Class
Larry B. Franke	571,000(6)	1.0%
William A. Griffith	1,531,983(5)	3.9%
David B. Hayden	1,513,683(7)	3.8%
William E. Logan	985,000(3)	2.5%
Clark D. Stewart	5,571,390(2)	14.2%
R. Warren Wagoner	4,463,983(4)	11.3%
Christopher J. Reedy	305,000(8)	0.8%
All Directors and Executive Officers as a Group (12 persons)	16,117,039(9)	41.0%

(1) Unless otherwise indicated by footnote, nature of beneficial ownership of securities is direct and beneficial ownership as shown in the table arises from sole voting power and sole investment power.
(2) Includes 2,700,000 shares, which may be acquired by Mr. Stewart pursuant to the exercise of stock options, which are exercisable.
(3) Includes 935,000 shares, which may be acquired by Mr. Logan pursuant to the exercise of stock options, which are exercisable.
(4) Includes 1,800,000 shares, which may be acquired by Mr. Wagoner pursuant to the exercise of stock options, which are exercisable.
(5) Includes 725,000 shares, which may be acquired by Mr. Griffith pursuant to the exercise of stock options, which are exercisable.
(6) Includes 571,000 shares, which may be acquired by Mr. Franke pursuant to the exercise of stock options, which are exercisable.
(7) Includes 775,000 shares, which may be acquired by Mr. Hayden pursuant to the exercise of stock options, which are exercisable.
(8) Includes 300,000 shares, which may be acquired by Mr. Reedy pursuant to the exercise of stock options, which are exercisable.
(9) Includes 9,286,000 shares for all directors and executive officers as a group, which may be acquired pursuant to the exercise of stock options, which are exercisable.

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ELECTION OF DIRECTORS (Proposal No. 1)

The number of directors constituting our Board of Directors has been fixed at five (5). A director holds office until the next election of Board members. The Board of Directors has nominated for election the five (5) persons named below. All of the nominees are currently members of the Board of Directors. All of the nominees were elected by the shareholders. It is intended that proxies solicited will be voted for such nominees. The Board of Directors believes that each nominee named below will be able to serve, but should any nominee be unable to serve as a director, the persons named in the proxies have advised that they will vote for the election of such substitute nominee as the Board of Directors may propose.

If Proposal 3 is adopted, the directors will be elected for the following terms: William A. Griffith as a Class 1 Director for a one-year term until the 2004 annual meeting; David B. Hayden and William E. Logan as Class II Directors for a two-year term until the 2005 annual meeting; and Clark D. Stewart and R. Warren Wagoner as Class III Directors for a three-year term until the 2006 annual meeting. If this proposal is not adopted, all directors will be elected to hold office until the next annual meeting of stockholders or until their successors are duly elected and qualified.

DIRECTORS AND EXECUTIVE OFFICERS OF THE REGISTRANT
The names and ages of the directors, their principal occupations for at least the past five years are set forth below, based on information furnished by the directors.
Name of Nominee and Director and Age	Served Since	Principal Occupation for Last Five Years and Other Directorships
Clark D. Stewart (63) (n2)	1989

President of our Company from September 1, 1989 to present. President of Tradewind Systems, Inc. (consulting and computer sales) 1980 to present; Executive Vice President of RO Corporation (manufacturing) 1986 to 1989; President of Tradewind Industries, Inc. (manufacturing) 1979 to 1985. Mr. Stewart is also a member of the Board of Directors of TransFinancial Holdings, Inc.

R. Warren Wagoner (51) (n2)	1986

Chairman of the Board of Directors of our Company since August 30, 1989 and President of our Company from July 26, 1989 to September 1, 1989. Sales Manager of Yamazen Machine Tool, Inc. from March, 1992 to March, 1994; President of Stelco, Inc. (manufacturing) 1987 to 1989; General Manager, AmTech Metal Fabrications, Inc., Grandview, MO 1982 to 1987.

William A. Griffith (56) (n1)(n2)	1990

Secretary of our Company, President of Griffith and Associates (management consulting) since 1984. Management consultant for Diversified Health Companies (management consulting) from 1986 to 1989. Chief Executive Officer of Southwest Medical Center (hospital) from 1981 to 1984.

David B. Hayden (57) (n1)(n2)	1996

Co-owner and President of Kings Avionics, Inc. since 1974 (avionics sales and service). Co-owner of Kings Aviation LLP (aircraft fixed base operation and maintenance) since 1994. Field Engineer for King Radio Corporation (avionics manufacturing) 1966 to 1974.

William E. Logan (65) (n1)(n2)	1990

Vice President and Treasurer of WH of KC, Inc. (Wendy's franchisee) June 1984 to present. Vice President and Treasurer of Valley Foods Services, Inc. (wholesale food distributor) June 1988 to April 1993.

(n1) Audit Committee (n2) Compensation Committee

During the fiscal year ended April 30, 2003, the Board of Directors met two times. Each director attended 100% of the meetings of the Board of Directors. Members of the Board who are not otherwise our paid employees (all except Mr. Stewart) are paid $100 for each meeting attended. The Board of Directors has an Audit Committee and Compensation Committee, but no Nominating Committee. During fiscal 2003, the Audit Committee consisted of David Hayden, William E. Logan and William A. Griffith. Its function is to assist the President in the review of our financial performance and operations. The Audit Committee met four times during the fiscal year ended April 30, 2003 and all members of the Audit Committee attended the meeting.

During fiscal 2003, the Compensation Committee consisted of the Board of Directors. Its function is to assist the President in periodic reviews of the performance of management, which in turn leads to salary review and recommendations for salary adjustment. The Compensation Committee met one time during the fiscal year ended April 30, 2003 and all members attended the meeting.

The Board of Directors recommends a vote "FOR" each of Messrs. Wagoner, Stewart, Logan, Griffith and Hayden for election as directors of Butler National Corporation.

Our executive officers are elected each year at the annual meeting of the Board of Directors held in conjunction with the annual meeting of shareholders and at special meetings held during the year. The executive officers are as follows:

Name	Age	Position
R. Warren Wagoner	51	Chairman of the Board of Directors
Clark D. Stewart	63	President and Chief Executive Officer
Christopher J. Reedy	37	Vice President
William A. Griffith	56	Secretary
Angela Seba	39	Chief Financial Officer
Kathy L. Gorrell	43	Treasurer
Jon C. Fischrupp	63	President of Butler National Services, Inc., a wholly-owned subsidiary of Butler National Corporation
Larry W. Franke	59	President of Avcon Industries, Inc., a wholly-owned subsidiary of Butler National Corporation
Jeffery H. Shinkle	34	President of BCS Design, Inc., a wholly-owned subsidiary of Butler National Corporation

R. Warren Wagoner was General Manager, Am-Tech Metal Fabrications, Inc. from 1982 to 1987. From 1987 to 1989, Mr. Wagoner was President of Stelco, Inc. Mr. Wagoner was Sales Manager for Yamazen Machine Tool, Inc. from March 1992 to March 1994. Mr. Wagoner was President of the Company from July 26, 1989, to September 1, 1989. He became our Chairman of the Board on August 30, 1989.

Clark D. Stewart was President of Tradewind Industries, Inc., a manufacturing company, from 1979 to 1985. From 1986 to 1989, Mr. Stewart was Executive Vice President of RO Corporation. In 1980, Mr. Stewart became President of Tradewind Systems, Inc. He became our President in September of 1989.

Christopher J. Reedy worked for Colantuono & Associates, LLC from 1997 to 2000 in the area of aviation, general business and employment counseling, and from 1995 to 1997 with the Polsinelli, White firm. He was involved in aviation product development and sales with Bendix/King, a division of Allied Signal, Inc. from 1988 through 1993. Mr. Reedy joined the Company in November 2000.

William A. Griffith was Chief Executive Officer of Southwest Medical Center (hospital) from 1981 to 1984. Mr. Griffith was a management consultant for Health Pro from 1984 to 1986 and for Diversified Health Companies from 1986 to 1989. Mr. Griffith has been President of Griffith and Associates, management consulting, since 1984. Mr. Griffith became our Secretary in 1992.

Angela Seba was the controller of A&M products, a subsidiary of First Brands Corporation from 1995 to 1998. From 1998 to 2000 Ms. Seba was a Senior Business Systems Analyst for Black & Veatch of Kansas City; the largest privately held engineering firm in the United States. Ms. Seba was the CFO of Peerless Products, Inc. a manufacturer of customized windows from 2000 to 2001. Ms. Seba joined us in October of 2001 as Chief Financial Officer.

Kathy L. Gorrell was Assistant Cashier at Weslayan Bank in Houston, Texas from 1983 to 1985 and then at Spring National Bank in Spring, Texas from 1985 to 1987. Ms. Gorrell was a building IT coordinator with the Kansas USD #233 before joining the Company in February 1997 as a special projects coordinator. Ms. Gorrell became Treasurer and Chief Information Officer of the Company in February 1998.

Jon C. Fischrupp was President of Lauderdale Services, Inc. ("LSI") from June 14, 1978, until May 1, 1986, at which time we acquired LSI and he became President of LSI (now known as Butler National Services, Inc.)

Larry W. Franke was Vice President and General Manager of Kansas City Aviation Center from 1984 to 1992. From 1993 to 1994 he was Vice President of Operations and Sales for Marketlink, an aircraft marketing company. Mr. Franke joined our Company in July 1994 as Director of Marketing and was promoted in August 1995 to Vice President of Operations and Sales. Mr. Franke is currently President of Avcon Industries, Inc. and Vice President of our Aircraft Modifications segment.

Jeffery H. Shinkle was a project architect for GLPM Architects in Lawrence, Kansas from 1992 to 1995 and then joined the firm of Devine deFlon Yeager Architects in Kansas City, Missouri from 1995 to 1997. Mr. Shinkle joined our Company in January 1997 to design and construct the Stables in Miami, Oklahoma. Mr. Shinkle is currently President of BCS Design, Inc.

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COMPENSATION OF EXECUTIVE OFFICERS

The following table provides certain summary information concerning compensation paid or accrued by us to or on behalf of our Chief Executive Officer and each of our other most highly compensated executive officers whose salary and bonus exceeded $100,000 (determined as of the end of the last fiscal year) for the fiscal years ended April 30, 2003, 2002, and 2001:

Summary Compensation Table
Long Term Compensation
		Annual Compensation			Awards		Payouts

Name and Principal Position	Year	Salary ($)	Bonus ($)	Other Annual Compensation ($)	Restricted Stock Award(s) ($)	Securities Underlying Options (no.) (1)	LTIP Payouts ($)	All Other Compensation ($)
Clark D. Stewart, President and CEO, Director	03 02 01	287,400 245,589 237,986	- - -	- - -	- - -	325,000 150,000 250,000	- - -	- - -

Christopher J. Reedy, Vice President	03 02 01	121,006 100,720 11,539	- - -	- - -	- - -	150,000 50,000 100,000	- - -	- - -

Larry W. Franke, President of Avcon Industries	03 02 01	143,006 128,542 126,191	- - -	- - -	- - -	100,400 50,000 100,000	- - -	- - -

(1) Represents options granted or (cancelled) pursuant to our Nonqualified Stock Option Plans.
OPTION GRANTS, EXERCISES AND HOLDINGS
The following table provides further information concerning grants of stock options pursuant to the 1989 Nonqualified Stock Option Plan during fiscal year 2003 to the named executive officers:
OPTION GRANTS IN LAST FISCAL YEAR
Individual Grants
					Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term
Name and Position	Number of Securities Underlying Options Granted	Percent of Total Options Granted to Employees in Fiscal Year	Exercise or Base Price ($/Sh)	Expiration Date	5% ($)	10% ($)
Clark D. Stewart, Chief Executive Officer (1)	325,000	6.9%	..14	12/31/2013	28,615	72,515
Christopher J. Reedy, Vice President	150,000	3.2%	.14	12/31/2013	13,207	33,469
Larry W. Franke, President of Avcon Industries	100,400	2.1%	.14	12/31/2013	8,840	22,402

(1) Except in the event of death or retirement for disability, if Mr. Stewart ceases to be employed by us, his option shall terminate. Upon death or retirement for disability, Mr. Stewart (or his representative) shall have three months or one year, respectively, following the date of death or retirement, as the case may be, in which to exercise such options. All such options are immediately exercisable.

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The following table provides information with respect to the named executive officers concerning options exercised and unexercised options held as of the end of our last fiscal year:
AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FY-END OPTION VALUES
			Number of Securities Underlying Unexercised Options at FY-End (No.)	Value of Unexercised In-the-Money Options at FY-End ($)
Name	Shares Acquired on Exercise (No.)	Value Realized ($)	Exercisable/Unexercisable	Exercisable/Unexercisable
Clark D. Stewart, Chief Executive Officer	0	0	2,700,000 / 0	169,250 / 0
Christopher J. Reedy, Vice President	0	0	300,000 / 0	33,500 / 0
Larry W. Franke, President of Avcon Industries	0	0	571,000 / 0	46,290 / 0

COMPENSATION OF DIRECTORS

 Each non-officer director is entitled to a director's fee of $100 for meetings of the Board of Directors which he attends. Officer-directors are not entitled to receive fees for attendance at meetings.

EMPLOYMENT CONTRACTS, TERMINATION OF EMPLOYMENT AND CHANGE-IN-CONTROL ARRANGEMENTS.

 On April 30, 2001, we extended the employment agreement through August 31, 2006 with Clark D. Stewart under the terms of which Mr. Stewart was employed as our President and Chief Executive Officer. The contract provides a minimum annual salary of $298,400, $313,200, $329,000, $345,700, $363,000 respectively in the next five years. In the event Mr. Stewart is terminated from employment with us other than "for cause", Mr. Stewart shall receive as severance pay an amount equal to the unpaid salary for the remainder of the term of the employment agreement. Mr. Stewart is also granted an automobile allowance of $600 per month.

AUDIT COMMITTEE REPORT - Item 7(d)(3)

 The Audit Committee is comprised of Mr. David Hayden, Mr. William A. Griffith, and Mr. William Logan. The Audit Committee has reviewed and discussed the audited financial statements with our management.

The Audit Committee has also discussed with the independent auditors the matters required to be discussed by SAS No. 61, and received from the auditors disclosures regarding the auditors independence as required by Independence Standards Board Standard No. 1.

Based upon the Audit Committees review of the audited financials, the Audit Committee recommended to the Board of Directors that the audited financials be included in our Annual Report on Form 10-K.

We have assessed the independence of the members of the Audit Committee according to the definition of independence in Sections 303.01(B)(2)(a) and (3) of the New York Stock Exchange (NYSE) listing standards. Mr. Logan and Mr. Hayden are independent within the NYSE listing standard definition. Mr. Griffith is not independent under the NYSE definition. Mr. Griffith is our Secretary. Officers are not independent under the NYSE definition.

The Audit Committee report is submitted by:

David B. Hayden William A. Griffith
William E. Logan

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

 The Compensation Committee is comprised of the Board of Directors. Mr. Wagoner is the Chairman, Mr. Stewart is the President and Chief Executive Officer of the Company, and Mr. Griffith is the Secretary of our Company.

During fiscal 2003, the consulting firm of Griffith & Associates was paid for business consulting services rendered to the Company in the approximate amount of $104,500. William A. Griffith, who is a director of the Company, is a principal at Griffith & Associates. It is anticipated that Griffith & Associates will continue to provide services for our Company.

During fiscal 2003, the consulting firm of Butler Financial Corporation was paid for business consulting services rendered to the Company in the approximate amount of $96,000. R. Warren Wagoner, who is a director of the Company, is a principal at Butler Financial Corporation. It is anticipated that Butler Financial Corporation will continue to provide services for us.

EMPLOYMENT CONTRACTS, TERMINATION OF EMPLOYMENT AND CHANGE-IN-CONTROL ARRANGEMENTS

 On April 30, 2001, we extended the employment agreement through August 31, 2006 with Clark D. Stewart under the terms of which Mr. Stewart was employed as our President and Chief Executive Officer. The contract provides a minimum annual salary of $298,400, $313,200, $329,000, $345,700, $363,000 respectively in the next six years. In the event Mr. Stewart is terminated from employment with our Company other than "for cause", Mr. Stewart shall receive as severance pay an amount equal to the unpaid salary for the remainder of the term of the employment agreement. Mr. Stewart is also granted an automobile allowance of $600 per month.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

 On an annual basis, the Compensation Committee reviews the salaries and performance adjustments of the executive officers and oversees the administration of our compensation program.

In accordance with Securities and Exchange Commission rules designed to enhance disclosure of companies' policies toward executive compensation, the following report is submitted by the below listed committee members in their capacity as the Board's Compensation Committee. The report addresses our Company's compensation policy as it related to the executive officers for fiscal 2003.

General Compensation Policy. The Compensation Committee of the Board of Directors was, and continues to be, guided by a belief that executive compensation should reflect our performance (as evidenced by revenue, operating ratio (operating expenses divided by operating revenue), operating income and earnings per share), while at the same time considering surrounding competitive pressures, retention of key executive officers and individual performance as evidenced by informal evaluations. The Compensation Committee has not yet adopted a policy with respect to the $1,000,000 limitation on deductibility of executive compensation under Section 162(m) of the Internal Revenue Code of 1986, as amended.

2003 Compensation. To meet the goals of our compensation policy, the executive compensation package integrates (i) annual base salary, (ii) current year performance adjustments to such salary, and (iii) stock option grants under our 1989, 1993 and 1995 Plans. The overall compensation policy, as implemented, endeavors to enhance our profitability (and, thus, shareholder value) by tying the financial interests of the management with our financial interests.

Base Salary. The Compensation Committee, upon the recommendation of the CEO, initially determines the amount of executive officer base salary based on factors such as prior level of pay, quality of experience, responsibilities of position and salary levels of similarly positioned executives in other companies.

For all officers, raises are determined subjectively by recommendation of the CEO and are approved by the Compensation Committee. Such raises are based upon informal evaluation by the CEO and, to a lesser extent, other executive officers.

Performance Adjustments. Once base salary has been determined, the Compensation Committee divides the executive officers into two groups: Operating Officers and Administrative Officers. The Operating Officers consist of Mr. Stewart (CEO), Mr. Franke (Vice President-Aircraft Modifications), Mr. Wagoner (Vice President- Avionics), and Mr. Fischrupp, (President-BNSI). For Mr. Fischrupp we have in place a Performance Plan which couples the executive's cash compensation with specific improvements in our operating income. Each Performance Plan is specific to the Operating Officer's segment. Generally, the incentive bonus is five percent (5%) of the business segment net income before income taxes from the business segment currently under the control of the officer. Business segment net income is defined to include all ordinary and necessary business expenses associated with the operations and financing of the business segment but does not include an allocation of corporate overhead.

In 2003, Mr. Fischrupp received performance adjustments.

Administrative Officers do not participate in the Performance Plan and, thus, do not receive a performance incentive bonus.

Stock Option Awards. The Compensation Committee may also award stock options to executive officers under the 1989, 1993 and 1995 Plans. In general, the Committee believes that stock options are an effective incentive for executive to create value for shareholders since the value of an option bears a direct relationship to appreciation in our stocks price. Obviously, when shareholder value decreases, the stock options granted to executives either decrease in value or have no value.

In 2003, the Compensation Committee granted 4,809,400 options to executive officers and employees and cancelled 200,000 options, resulting in a net grant of 4,609,000.

President and CEO Compensation. Clark D. Stewart, our President and CEO, has an employment agreement with our Company through August 31, 2006. The Compensation Committee granted to Mr. Stewart 325,000 options subjectively based upon his performance.

Summary. The Compensation Committee believes that our executive officers are dedicated to achieving significant improvements in long-term financial performance and that the compensation policies and programs contribute to achieving this senior management focus. The Compensation Committee believes that the compensation levels during 2003 adequately reflect our compensation goals and policies.

The Compensation Committee report is submitted by:

Randal W. Wagoner Clark D. Stewart David B. Hayden
William A. Griffith William E. Logan

STOCK PERFORMANCE GRAPH

 Our largest business segment is Aircraft Modifications. To provide a representative comparison of our stock performance, the following chart compares the cumulative stockholder return on our Common Stock for the last five years with the cumulative return on the OTCBB Stock Market The following chart assumes $100 invested May 1, 2000, in the above group. The total return assumes the reinvestment of dividends.

ASSUMES $100 INVESTED ON MAY 1, 1998 ASSUMES DIVIDEND REINVESTED FISCAL YEAR ENDING APR. 30, 2003 ____________________________

The peer group consists of companies with similar market capitalization. The Customer Selected Stock List is made up of the following securities: Activeworlds Corp, Atlas Pacific Ltd. Adr., Boyd Bros Transport, Inc., Clinical Data Inc., Forward Industries, Inc., Hirsch Internat CP CL A, Interpharm Holdings Inc., Provena Foods Inc., Southern Security Life.

AUDIT FEES

 We retained Weaver & Martin, L.L.C. to perform the review of our annual financial statements for the past fiscal year. The aggregate fees billed by Weaver & Martin, L.L.C. for professional services rendered for the audit of our annual financial statements for the fiscal year ended April 30, 2003, and the reviews of the financial statements included in our Quarterly Reports on Form 10-Q for that fiscal year were $38,500.

Financial Information Systems Design and Implementation Fees

We did not receive any services from our auditors relating to financial information systems design and implementation during the fiscal year ended April 30, 2003.

All Other Fees

 The aggregate fees billed by Weaver & Martin, L.L.C. for professional fees rendered during the fiscal year ended April 30, 2003 other than as stated above under the captions Audit Fees, were $12,000. These fees were in connection with Tax preparation work for the Company. The audit committee of the board of directors has considered and determined that the services covered for those fees are compatible with maintaining the principal accountant's independence.

INDEPENDENT PUBLIC ACCOUNTANTS (Proposal No. 2)

We have engaged Weaver & Martin, L.L.C. to audit our financial statements for the years ended April 30, 2001, 2002, and 2003. Weaver & Martin, L.L.C. was able to express an opinion on the financial statements for the years ended April 30, 2001, 2002 and 2003. Representatives of Weaver & Martin, L.L.C. are expected to be present at the Annual Meeting of Shareholders, and they will have an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

We selected Weaver & Martin, L.L.C. to be the independent public accountants for fiscal year 2004 which ends April 30, 2004, and recommend that the appointment of the auditors be ratified by the Shareholders. Although Shareholder approval is not required, it is the policy of our Board of Directors to request, whenever possible, Shareholder ratification of the appointment or reappointment of independent public accountants.

The Board of Directors recommends a vote "FOR" the shareholder ratification of Weaver & Martin, L.L.C. as our independent public accountant.

PROPOSED AMENDMENT TO THE COMPANY'S BYLAWS TO REQUIRE STAGGERED ELECTION OF THE BOARD OF DIRECTORS (Proposal No. 3)

Our Board of Directors has recommended, subject to the approval of our stockholders that the Bylaws of Butler National Corporation be amended to require staggered election of the members of the Board of Directors of the Company. Proposal No. 3 is:

Article II, Section 2.1 of the BYLAWS OF BUTLER NATIONAL CORPORATION shall be amended to:

ARTICLE II

Board of Directors

Section 2.1 Powers: Number; Tenure. Except as otherwise specifically provided by applicable statute, all powers of management, direction and control of the Corporation shall be vested in its Board of Directors.

The total number of directors of the Corporation which shall initially constitute the whole Board of Directors of the Corporation shall be five (5). Thereafter, the minimum and maximum number of directors shall be as set forth in the Articles of Incorporation. The Board of Directors shall have the power to change the number of directors by resolution adopted by a majority of the whole Board.

The directors shall hold office for a term of three years and shall be so elected that a bare majority shall not be elected in any one year. The Board shall be comprised of the following three classes of Directors: Class I, Class II and Class III. The initial term of the Class I Directors shall expire one year after their initial election, the initial term of the Class II Directors shall expire two years after their initial election, and the initial term of the Class III Directors shall expire three years after their initial election. After the expiration of the initial term, each class of Directors shall be elected to a three year term. Directors shall hold office until their successors have been elected and qualified.

THE BOARD OF DIRECTORS HAS UNANIMOUSLY APPROVED AND, FOR THE REASONS DESCRIBED BELOW UNDER "PRINCIPAL REASONS FOR THE STAGGERED ELECTION OF MEMBERS OF THE BOARD OF DIRECTORS," UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS APPROVE AND ADOPT THE CHANGE TO THE BYLAWS AND THE STAGGERED ELECTION OF MEMBERS OF THE BOARD OF DIRECTORS PROPOSAL.

Principal Reasons for the Staggered Election of Members of the Board of Directors

We believe that three classes of the Board will help assure the continuity and stability of our Board of Directors and our business strategies and policies as determined by our Board because at least some of the directors at any given time will have prior experience as our directors. This will permit more effective long-term strategic planning. This provision should also help to insure that our Board of Directors, if confronted with an unsolicited proposal from a third party that has acquired a block of our voting stock, will have sufficient time to review the proposal, consider appropriate alternatives and seek the best available result for all stockholders.

The Board believes that the continuity and quality of leadership promoted by a staggered Board will help create long-term value for the stockholders of the Company.

In addition, this provision could prevent a party who acquires control of a majority of the outstanding voting stock from obtaining control of our Board of Directors until the second annual stockholders meeting following the date the acquirer obtains the controlling interest. This could have the effect of discouraging a potential acquirer from making a tender offer or otherwise attempting to obtain control of the company and could increase the likelihood that incumbent directors will retain their positions.

OTHER MATTERS

Management knows of no other matters that will be presented at the meeting. If any other matter arises at the meeting, it is intended that the shares represented by the proxies in the accompanying form will be voted in accordance with the judgment of the persons named in the proxy.

Our Annual Report for fiscal year 2003 is enclosed. The 2003 Annual Report includes the Annual Report on Form 10-K containing our financial statements for the fiscal year ended April 30, 2003.

A copy of Form 10-K and the Annual Report as we have filed with the Securities and Exchange Commission, will be furnished without charge to any shareholder who requests it in writing to us at the address noted on the first page of this Statement.

By Order of the Board of Directors
s/ William A. Griffith/
WILLIAM A. GRIFFITH, Secretary

Exhibit A
BYLAWS OF BUTLER NATIONAL CORPORATION ARTICLE I Stockholders

Section 1.1. Annual Meetings. An annual meeting of stockholders shall be held on the 1st Tuesday of October of each year, or at such other date and time as shall be designated from time to time by the board of directors and stated in the notice of the meeting, at which the stockholders shall elect directors by a plurality vote to serve until the next meeting of stockholders and shall transact such other business as may properly be brought before the meeting. The meeting may be held either within or without the State of Kansas as may be designated by the Boardof Directors from time to time.

Section 1.2. Special Meetings. Special meetings of stockholders may be called at any time by the Chairman of the Board, the Vice Chairman of the Board, if any, the Chief Executive Officer, the President or the Board of Directors, to be held at such date, time and place either within or without the State of Kansas as may be stated in the notice of the meeting.

Section 1.3. Notice of Meetings. Whenever stockholders are required or permitted to take any action at a meeting, a written notice of the meeting shall be given which shall state the place, date and hour of the meeting, and, in the case of a special meeting, the purpose or purposes for which the meeting is called. Unless otherwise provided by law, the written notice of any meeting shall be given not less than ten nor more than sixty days before the date of the meeting to each stockholder entitled to vote at such meeting. If mailed, such notice shall be deemed to be given when deposited in the United States mail, postage prepaid, directed to the stockholder at his address as it appears on the records of the Corporation.

Section 1.4. Adjournments. Any meeting of stockholders, annual or special, may adjourn from time to time to reconvene at the same or some other place, and notice need not be given of any such adjourned meeting if the time and place thereof are announced at the meeting at which the adjournment is taken. At the adjourned meeting, the Corporation may transact any business which might have been transacted at the original meeting. If the adjournment is for more than thirty days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting.

Section 1.5. Quorum. At each meeting of stockholders, except where otherwise provided by law or the Articles of Incorporation or these bylaws, the holders of a 35% of the outstanding shares of each class of stock entitled to vote at the meeting, present in person or represented by proxy, shall constitute a quorum. For purposes of the foregoing, two or more classes or series of stock shall be considered a single class if the holders thereof are entitled to vote together as a single class at the meeting. In the absence of a quorum, the stockholders so present may, by majority vote, adjourn the meeting from time to time in the manner provided by Section 1.4 of these Bylaws until a quorum shall attend. Shares of its own capital stock belonging on the record date for the meeting to the Corporation or to another corporation, if a majority of the shares entitled to vote in the election of directors of such other corporation is held, directly or indirectly, by the Corporation, shall neither be entitled to vote nor be counted for quorum purposes; provided, however, that the foregoing shall not limit the right of the Corporation to vote stock, including but not limited to its own stock, held by it in a fiduciary capacity.

Section 1.6. Organization. Meetings of stockholders shall be presided over by the Chairman of the Board, if any, or in his absence by the Vice Chairman of the Board, if any, or in his absence by the Chief Executive Officer, President, or in their absence by a Vice President, or in the absence of the foregoing persons by a chairman designated by the Board of Directors, or in the absence of such designation by a chairman chosen at the meeting. The Secretary shall act as secretary of the meeting, but in his absence the chairman of the meeting may appoint any person to act as secretary of the meeting.

Section 1.7. Voting; Proxies. Unless otherwise provided in the Articles of Incorporation, each stockholder entitled to vote at any meeting of stockholders shall be entitled to one vote for each share of stock held by him which has voting power upon the matter in question. Reference to the Articles of Incorporation in these Bylaws shall mean the Company's Articles of Incorporation as may be amended and/or restated. Each stockholder entitled to vote at a meeting of stockholders or to express consent or dissent to corporate action in writing without a meeting may authorize another person or persons to act for him by proxy, but no such proxy shall be voted or acted upon after three years from its date, unless the proxy provides for a longer period. A duly executed proxy shall be irrevocable if it states that it is irrevocable and if, and only as long as, it is coupled with an interest sufficient in law to support an irrevocable power. A stockholder may revoke any proxy which is not irrevocable by attending the meeting and voting in person or by filing an instrument in writing revoking the proxy or another duly executed proxy bearing a later date with the Secretary of the Corporation. Voting at meetings of stockholders need not be by written ballot and need not be conducted by inspectors unless the holders of a majority of the outstanding shares of all classes of stock entitled to vote thereon present in person or by proxy at such meeting shall so determine. At all meetings of stockholders for the election of directors, a plurality of the votes cast shall be sufficient to elect. All other elections and questions shall, unless otherwise provided by law or by the Articles of Incorporation or these Bylaws, be decided by the vote of the holders of a majority of the outstanding shares of all classes of stock entitled to vote thereon present in person or by proxy at the meeting, provided that (except as otherwise required by law or by the Articles of Incorporation) the Board of Directors may require a larger vote upon any election or question.

Section 1.8. Fixing Date for Determination of Stockholders of Record. In order that the Corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, or to express consent to corporate action in writing without a meeting, or entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action, the Board of Directors may fix, in advance, a record date, which shall not be more than sixty nor less than ten days before the date of such meeting, nor more than sixty days prior to any other action. If no record date is fixed: (1) the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held; (2) the record date for determining stockholders entitled to express consent to corporate action in writing without a meeting, when no prior action by the Board is necessary, shall be the day on which the first written consent is expressed; and (3) the record date for determining stockholders for any other purpose shall be at the close of business on the day on which the Board adopts the resolution relating thereto. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board may fix a new record date for the adjourned meeting.

Section 1.9. List of Stockholders Entitled to Vote. The Secretary shall prepare and make, at least ten days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten days prior to the meeting, either at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting, or, if not so specified, at the place where the meeting is to be held. The list shall also be produced and kept at the time and place of the meeting during the whole time thereof and may be inspected by any stockholder who is present.

Section 1.10. Consent of Stockholders in Lieu of Meeting. Unless otherwise provided in the Articles of Incorporation, any action required by law to be taken at any annual or special meeting of stockholders of the Corporation, or any action which may be taken at any annual or special meeting of such stockholders, may be taken without a meeting, without prior notice and without a vote, if a consent in writing, setting forth the action so taken, shall be signed by all the holders of outstanding stock entitled to vote thereon. In the event that the action which is consented is such as would have required the filing of a certificate under any section of the Kansas Statutes, if such action had been voted upon by stockholders at a meeting thereof, the certificate filed under such other section shall state, in lieu of any statement required by such section concerning a vote of stockholders, that written consent has been given in accordance with the provision of this section.

ARTICLE II Board of Directors

Section 2.1. Powers; Number; Tenure. Except as otherwise specifically provided by applicable statute, all powers of management, direction and control of the Corporation shall be vested in its Board of Directors.

The total number of directors of the Corporation which shall initially constitute the whole Board of Directors of the Corporation shall be five (5). Thereafter, the minimum and maximum number of directors shall be as set forth in the Articles of Incorporation. The Board of Directors shall have the power to change the number of directors by resolution adopted by a majority of the whole Board.

The directors shall hold office for a term of three years and shall be so elected that a bare majority shall not be elected in any one year. The Board shall be comprised of the following three classes of Directors: Class I, Class II and Class III. The initial term of the Class I Directors shall expire one year after their initial election, the initial term of the Class II Directors shall expire two years after their initial election, and the initial term of the Class III Directors shall expire three years after their initial election. After the expiration of the initial term, each class of Directors shall be elected to a three year term. Directors shall hold office until their successors have been elected and qualified.

Section 2.2. Resignation; Removal; Vacancies. Any director may resign at any time upon written notice to the Board of Directors or to the Chief Executive Officer, President or the Secretary of the Corporation. Such resignation shall take effect at the time specified therein, and unless otherwise specified therein no acceptance of such resignation shall be necessary to make it effective.

Section 2.3. Regular Meetings. Regular meetings of the Board of Directors may be held at such places within or without the State of Kansas and at such times as the Board may from time to time determine, and if so determined, notice thereof need not be given.

Section 2.4. Special Meetings. Special meetings of the Board of Directors may be held at any time or place within or without the State of Kansas whenever called by the Chairman of the Board, or by the Vice Chairman of the Board, if any, by the Chief Executive Officer, President or by any two directors. Reasonable notice thereof shall be given by the person or persons calling the meeting.

Section 2.5. Telephonic Meetings Permitted. Unless otherwise restricted by the Articles of Incorporation or these Bylaws, members of the Board of Directors, or any committee designated by the Board, may participate in a meeting of the Board or of such committee, as the case may be, by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and participation in a meeting pursuant to this by-law shall constitute presence in person at such meeting.

Section 2.6. Quorum; Vote Required for Action. At all meetings of the Board of Directors a majority of the total number of directors shall constitute a quorum for the transaction of business. The vote of a majority of the directors present at a meeting at which a quorum is present shall be the act of the Board unless the Articles of Incorporation or these Bylaws shall require a vote of a greater number. In case at any meeting of the Board a quorum shall not be present, the members of the Board present may adjourn the meeting from time to time until a quorum shall attend.

Section 2.7. Organization. Meetings of the Board of Directors shall be presided over by the Chairmen of the Board or in his absence by the Vice Chairman of the Board, if any, or in his absence by the Chief Executive Officer or President, or in their absence by a chairman chosen at the meeting. The Secretary shall act as secretary of the meeting, but in his absence the chairman of the meeting may appoint any person to act as secretary of the meeting.

Section 2.8. Informal Action by Directors. Unless otherwise restricted by the Articles of Incorporation or these Bylaws, any action required or permitted to be taken at any meeting of the Board of Directors, or of any committee thereof, may be taken without a meeting if all members of the Board or of such committee, as the case may be, consent thereto in writing, and the writing or writings are filed with the minutes of proceedings of the Board or committee.

ARTICLE III Committees

Section 3.1. Committees. The Board of Directors may, by resolution passed by a majority of the whole Board, designate one or more committees, each committee to consist of one or more of the directors of the Corporation. The Board may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. In the absence or disqualification of a member of a committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not he or they constitute a quorum, may unanimously appoint another member of the Board to act at the meeting in place of any such absent or disqualified member. Any such committee, to the extent provided in the resolution of the Board, shall have and may exercise all the powers and authority of the Board in the management of the business and affairs of the Corporation, and may authorize the seal of the Corporation to be affixed to all papers which may require it; but no such committee shall have power or authority in reference to amending the Articles of Incorporation, adopting an agreement of merger or consolidation, recommending to the stockholders the sale, lease or exchange of all or substantially all of the Corporation's property and assets, recommending to the stockholders a dissolution of the Corporation or a revocation of dissolution, removing or indemnifying directors or amending these Bylaws; and, unless the resolution expressly so provided, no such committee shall have the power or authority to declare a dividend or to authorize the issuance of stock.

Section 3.2. Committee Rules. Unless the Board of Directors otherwise provides, each committee designated by the Board may make, alter and repeal rules for the conduct of its business. In the absence of a provision by the Board or a provision in the rules of such committee to the contrary, a majority of the entire authorized number of members of such committee shall constitute a quorum for the transaction of business, the vote of a majority of the members present at a meeting at the time of such vote if a quorum is then present shall be the act of such committee, and in other respects each committee shall conduct its business in the same manner as the Board conducts its business pursuant to Article II of these by-laws.

ARTICLE IV Officers

Section 4.1. Officers; Election; Qualification; Term of Office; Resignation; Removal; Vacancies. As soon as practicable after the annual meeting of stockholders in each year, the Board of Directors shall elect a President and a Secretary, and it may, if it so determines, elect from among its members Co-Chairmen of the Board and a Vice Chairman of the Board. The Board may also elect a Chief Executive Officer, one or more Vice Presidents, one or more Assistant Vice Presidents, one or more Assistant Secretaries, a Treasurer and one or more Assistant Treasurers and may give any of them such further designations or alternate titles as it considers desirable. Each such officer shall hold office until the first meeting of the Board after the annual meeting of stockholders next succeeding his election, and until his successor is elected and qualified or until his earlier resignation or removal. Any officer may resign at any time upon written notice to the Board or to the Chairman, the President or the Secretary of the Corporation. Such resignation shall take effect at the time specified therein, and unless otherwise specified therein no acceptance of such resignation shall be necessary to make it effective. The Board may remove any officer with or without cause at any time. Any such removal shall be without prejudice to the contractual rights of such officer, if any, with the Corporation, but the election or appointment of an officer shall not of itself create contractual rights. Any number of offices may be held by the same person. Any vacancy occurring in any office of the Corporation by death, resignation, removal or otherwise may be filled for the unexpired portion of the term by the Board at any regular or special meeting.

Section 4.2. Powers and Duties of Executive Officers. The officers of the Corporation shall have such powers and duties in the management of the Corporation as may be prescribed by the Board of Directors and, to the extent not so provided, as generally pertain to their respective offices, subject to the control of the Board. The Board may require any officer, agent or employee to give security for the faithful performance of his duties.

ARTICLE V Stock

Section 5.1. Certificates. Every holder of stock in the Corporation shall be entitled to have a certificate signed by or in the name of the Corporation by the Chairman or Vice Chairman of the Board of Directors, if any, or the Chief Executive Officer, President or a Vice President, and by the Treasurer or an Assistant Treasurer, or the Secretary or an Assistant Secretary, of the Corporation, certifying the number of shares owned by him in the Corporation. If such certificate is manually signed by one officer or manually countersigned by a transfer agent or by a registrar, any other signature on the certificate may be a facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if he were such officer, transfer agent or registrar at the date of issue.

Section 5.2. Lost, Stolen or Destroyed Stock Certificates; Issuance of New Certificates. The Corporation may issue a new certificate of stock in the place of any certificate theretofore issued by it, alleged to have been lost, stolen or destroyed, and the Corporation may require the owner of the lost, stolen or destroyed certificate, or his legal representative, to give the Corporation a bond sufficient to indemnify it against any claim that may be made against it on account of the alleged loss, theft or destruction of any such certificate or the issuance of such new certificate.

ARTICLE VI Miscellaneous

Section 6.1. Fiscal Year. The fiscal year of the Corporation shall be determined by the Board of Directors.

Section 6.2. Seal. The Corporation may have a corporate seal which shall have the name of the Corporation inscribed thereon and shall be in such form as may be approved from time to time by the Board of Directors. The corporate seal may be used by causing it or a facsimile thereof to be impressed or affixed or in any other manner reproduced.

Section 6.3. Waiver of Notice of Meetings of Stockholders, Directors and Committees. Whenever notice is required to be given by law or under any provision of the Articles of Incorporation or these Bylaws, a written waiver thereof, signed by the person entitled to notice, whether before or after the time stated therein, shall be deemed equivalent to notice. Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except when the person attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the stockholders, directors, or members of a committee of directors need be specified in any written waiver of notice unless so required by the Articles of Incorporation or these Bylaws.

Section 6.4. Indemnification of Directors, Officers, Employees and Agents.

(a) Directors. The Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened pending or completed action, suit, or proceeding, whether civil, criminal, administrative or investigative, including an action by or in the right of the Corporation, by reason of the fact that he is or was a director of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses, judgment, fines and amounts paid in settlement actually and reasonably incurred by him in connection with the defense or settlement of such action, suit or proceeding, including attorneys' fees, to the full extent permitted by Kansas Corporation Code, as amended, K.S.A. 17-6305.

(b) Officers, Employees and Agents. The Corporation may, at the discretion of the Board of Directors, indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or contemplated action, suit, or proceeding, whether civil, criminal, administrative or investigative, including an action by or in the right of the Corporation, by reason of the fact that he is or was an officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses, judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with the defense or settlement of such action, suit or proceeding, including attorneys' fees, to the full extent permitted by Kansas Corporation Code, as amended, K.S.A. 17- 6305.

(c) Expenses.

(i) The Corporation shall pay the director, or such person or entity as the director may designate, on a continuing and current basis and in any event not later than 10 business days following receipt by the Corporation of the director's request for reimbursement of all expenses, including attorneys fees, costs, settlement, fines and judgment incurred by or levied upon the director in connection with any action, suit or proceeding referred to in Section 6.4, subsection (a).

(ii) To the extent that an officer, employee or agent of the Corporation has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to Section 6.4, subsection (b) or in defense of any claim, issue or matter therein, he shall be indemnified against expenses actually and reasonably incurred by such person in connection therewith, including attorneys' fees.

(iii) Expenses incurred by a director or officer in defending a civil or criminal action, suit, or proceeding may be paid by the Corporation in advance of the final disposition of such action, suit, or proceeding upon receipt of an undertaking by or on behalf of the director or officer to repay such amount if it is ultimately determined that the director or officer is not entitled to be indemnified by the Corporation as authorized in these Bylaws. Such expenses incurred by other employees and agents may be so paid upon such terms and conditions, if any, as the Board of Directors deems appropriate.

(d) Board Authorization. Any indemnification of directors, officers, employees or agents pursuant to this Section 6.4, unless ordered by a court, shall be made by the Corporation only as authorized in the specific case upon a determination that such indemnification is proper in the circumstances because such director, officer, employee or agent has met the applicable standard of conduct set forth in Kansas Corporation Code, as amended, K.S.A. 17-6305. Such determination shall be made by the Board of Directors by a majority vote of a quorum consisting of directors who were not parties to the action, suit, or proceeding, or if such a quorum is not obtainable, or even if obtainable a quorum of disinterested directors so directs, by independent legal counsel in a written opinion, or by the stockholders.

(e) Notification and Defense of Claim. Promptly after receipt by a director, officer, employee or agent of notice of the commencement of any action, suit or proceeding, the director, officer, employee or agent will, if a claim in respect thereof is to be made, against the Corporation, notify the Corporation of the commencement thereof. The failure to promptly notify the Corporation will not relieve the Corporation from any liability that it may have to the director, officer, employee or agent hereunder, except to the extent the Corporation is prejudiced in its defense of such claim as a result of such failure. Unless otherwise requested by the Board of Directors, written notification shall not be necessary if the director, officer, employee or agent informs a majority of the Board of Directors of the commencement of any such action, or, independent of such notification by the director, officer, employee or agent, a majority of the Board of Directors has reason to believe such action has been initiated or threatened. With respect to any such action, suit or proceeding as to which the director, officer, employee or agent notified, or is deemed to have notified, the Corporation of the commencement thereof; the following shall apply:

(i) The Corporation will be entitled to participate therein at its own expense;

(ii) Except as otherwise provided below, to the extent that it may wish, the Corporation, jointly with any other indemnifying party similarly notified, will be entitled to assume the defense thereof with counsel reasonably satisfactory to the director, officer, employee or agent. After notice from the Corporation to the director, officer, employee or agent of its election so to assume the defense thereof, the Corporation will not be liable to the director, officer, employee or agent for any legal or other expenses subsequently incurred by the director, officer, employee or agent in connection with the defense thereof other than reasonable costs of investigation or unless: (A) the employment of separate counsel by the director, officer, employee or entity has been authorized by the Corporation; (B) the director, officer, employee or agent reasonably concludes that there may be a conflict of interest between the Corporation and the director, officer, employee or agent in the conduct of the defense of such action and that such conflict may lead to exposure for the director, officer, employee or agent and the director, officer, employee or agent notifies the Corporation of such conclusion and decision to employ separate counsel; or (C) the Corporation fails to employ counsel to assume the defense of such action. The Corporation shall not be entitled to assume the defense of any action, suit or proceeding brought by or on behalf of the Corporation or as to which the director, officer, employee or agent reasonably makes the conclusion provided for in (B) above; and

(iii) The Corporation shall not be liable to indemnify the director, officer, employee or agent for any amount paid in settlement of any action or claim effected without its written consent. The Corporation shall not settle any action or claim in any manner which would impose any penalty or limitation on the director, officer, employee or agent without the written consent of the director, officer, employee or agent. Neither the Corporation nor the director, officer, employee or agent will unreasonably withhold their consent to any proposed settlement.

(f) Not Exclusive. The indemnification and advancement of expenses provided by this Section 6.4 shall not be deemed exclusive of any other rights to which those seeking indemnification or advancement of expenses may be entitled under the Articles of Incorporation, as amended from time to time, or any agreement, vote of stockholders or disinterested directors or otherwise, both as to action in an official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director or officer and shall inure to the benefit of the heirs, executors and administrators of such person.

(g) Further Indemnity. The Corporation shall have the power to give any further indemnity, in addition to the indemnity authorized or contemplated under this Section 6.4, to any person who is or was a director, officer, employee or agent or to any person who is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise; provided, no such indemnity shall indemnify any person from or on account of such person's conduct which was finally adjudged to have been knowingly fraudulent, deliberately dishonest or willful misconduct, or if it is determined by a final judgment or other final adjudication by a court of competent jurisdiction considering the question of indemnification that such payment of indemnification is or would be in violation of applicable law. The Corporation may enter into indemnification agreements with each director and officer of the Corporation whom the Board of Directors authorizes by vote of a majority of a quorum of disinterested directors.

(h) Insurance. The Corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against him and incurred by him in any such capacity, or arising out of is status as such, whether or not the Corporation would have the power to indemnify him against such liability under the provisions of this Section 6.4. When, and if, the Corporation obtains such insurance coverage, the Corporation shall not be required to maintain such insurance coverage in effect; provided, however, that the Corporation notifies the covered person in writing within five business days of the making of the decision to not renew or replace such insurance policy. The maintenance of such insurance shall not diminish, relieve or replace the Corporation's liability for indemnification under the provisions hereof. A claim for reimbursement hereunder, shall not be denied on the basis that such amount may or will be covered by such insurance policy, if such payments from the insurance company will not be made to the covered person within 10 business days of the claim for reimbursement.

(i) Definitions. For the purpose of this Section 6.4, references to "the Corporation" include all constituent corporations absorbed in a consolidation or merger as well as the resulting or surviving corporation, so that any person who is or was a director or officer of such a constituent corporation or is or was serving at the request of such constituent corporation as a director or officer of another corporation, partnership, joint venture, trust or other enterprise shall stand in the same position under the provisions of this Section 6.4, with respect to the resulting or surviving corporation as he would if he had served the resulting or surviving corporation in the same capacity.

For purposes of this Section 6.4, the following definitions shall apply

(i) The term "other enterprise" shall include employee benefit plans.

(ii) The term "fines" shall include any excise taxes assessed on a person with respect to an employee benefit plan.

(iii) The term "serving at the request of the Corporation" shall include any service as a director or officer of the Corporation which imposes duties on, or involves services by, such director or officer with respect to an employee benefit plan, its participants, or beneficiaries.

(iv) A person who acted in good faith and in a manner he reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner "not opposed to the best interests of the corporation".

Section 6.5. Interested Directors; Quorum. No contract or transaction between the Corporation and one or more of its directors or officers, or between the Corporation and any other corporation, partnership, association or other organization in which one or more of its directors or officers are directors or officers, or have a financial interest, shall be void or voidable solely for this reason, or solely because the director or officer is present at or participates in the meeting of the Board of Directors or committee thereof which authorizes the contract or transaction, or solely because his or their votes are counted for such purpose, if: (1) the material facts as to his relationship or interest and as to the contract or transaction are disclosed or are known to the Board or the committee, and the Board or committee in good faith authorizes the contract or transaction by the affirmative votes of a majority of the disinterested directors, even though the disinterested directors be less than a quorum; or (2) the material facts as to his relationship or interest and as to the contract or transaction are disclosed or are known to the stockholders entitled to vote thereon, and the contract or transaction is specifically approved in good faith by vote of the stockholders; or (3) the contract or transaction is fair as to the Corporation as of the time it is authorized, approved or ratified, by the Board, a committee thereof or the stockholders. Common or interested directors may be counted in determining the presence of a quorum at a meeting of the Board or of a committee which authorizes the contract or transaction.

Section 6.6. Form of Records. Any records maintained by the Corporation in the regular course of its business, including its stock ledger, books of account and minute books, may be kept on, or be in the form of, punch cards, magnetic tape, photographs, microphotographs or any other information storage device, provided that the records so kept can be converted into clearly legible form within a reasonable time. The Corporation shall so convert any records so kept upon the request of any person entitled to inspect the same.

Section 6.7. Amendment of Bylaws. The Bylaws of the Corporation may from time to time be repealed, amended or altered, or new Bylaws may be adopted, in either of the following ways:

(i) By the vote of a majority of the stockholders entitled to vote at any annual or special meeting thereof; and

(ii) By resolution adopted by a majority of the members of the Board of Directors then in office; provided, however that the power of the directors to suspend, repeal, amend or otherwise alter the Bylaws or any portion thereof may be denied as to any Bylaws or portion thereof enacted by the stockholders if at the time of such enactment the stockholders shall so expressly provide.

CERTIFICATE OF SECRETARY

I, the undersigned, do hereby certify:

(1) That I am the duly elected and acting Secretary of Butler National Corporation Kansas, a Kansas Corporation; and

(2) That the foregoing Bylaws, comprising nine (9) pages, constitute the original bylaws of said Corporation, as duly adopted at the first meeting of the Board of Directors thereof duly held on the 29th day of October, 2001 and includes the proposed election procedures as described in section 2.1.

IN TESTIMONY WHEREOF, I have hereunto subscribed my name and affixed the seal of said corporation this day 15th of December, 2003.

_________________________ (SEAL)	/S/ William A. Griffith William A. Griffith, Secretary

BUTLER NATIONAL CORPORATION PROXY SOLICITED BY BOARD OF DIRECTORS For January 27, 2004 Annual Meeting of Shareholders

The undersigned hereby appoints William A. Griffith and Clark D. Stewart, or either of them, Proxies with full power of substitution to vote all shares of stock of Butler National Corporation of record in the name of the undersigned at the close of business on December 2, 2003, at the Annual Meeting of Shareholders of Butler National Corporation to be held on January 27, 2004 or any adjournment or adjournments hereby revoking all former proxies:

  ELECTION OF DIRECTORS ____ For all nominees listed below ____ WITHOUT AUTHORITY to vote
  (except as marked to the contrary) for all nominees listed below

  Randal W. Wagoner, Clark D. Stewart, William E. Logan, William A. Griffith, and David B. Hayden

  (INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST BELOW)

RATIFY THE SELECTION OF AUDITORS ____ For ____ Against
(MUST BE SIGNED ON OTHER SIDE)
  TO CONSIDER AND VOTE UPON A PROPOSAL TO APPROVE AMENDING THE BYLAWS OF BUTLER NATIONAL CORPORATION TO REQUIRE STAGGERED ELECTION OF THE MEMBERS OF THE BOARD OF DIRECTORS OF THE COMPANY
  ____ For ____ Against

IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON ANY OTHER MATTERS COMING BEFORE THE MEETING. ____ For ____ Against

  THE SHARE(S) REPRESENTED BY THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS MADE AND "FOR" SUCH PROPOSAL IF THERE IS NO SPECIFICATIONS. NONE OF THE PROPOSALS ARE RELATED TO OR CONDITIONED ON THE APPROVAL OF ANY OTHER PROPOSAL.

Date: ______________________________________, 2004 ______________________________________ (Signature) ______________________________________ (Signature if jointly held)

  Please sign name(s) exactly as shown at left. When signing as executor, administrator, trustee or guardian, give full title as such; when shares have been issued in names of two or more persons, all should sign. If a corporation, please sign full corporate name by the President or other authorized officer. If a partnership, please sign in partnership name by an authorized person.